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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 24, 2001


                           Fleetwood Enterprises, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    001-07699              95-1948322
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(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)


     3125 Myers Street, Riverside, California                92503-5527
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     (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (909) 351-3500


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS

         On October 24, 2001, Fleetwood Enterprises, Inc. (the "Company") privately placed 2,209,945 restricted shares of common stock with Acqua Wellington Private Placement Fund, Ltd. ("Acqua Wellington"), an institutional investor, for gross proceeds of $20 million. The Company has agreed to register the common stock purchased by Acqua Wellington.

         The press release announcing the private equity placement is attached hereto as Exhibit 99.1. The purchase agreement and registration rights agreement entered into between the Company and Acqua Wellington are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

ITEM 7.     EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:


         Exhibit         Description
         -------         -----------
            4.1          Purchase Agreement dated as of October 24, 2001 between
                         the Company and Acqua Wellington Private Placement
                         Fund, Ltd.

            4.2          Registration Rights Agreement dated as of
                         October 24, 2001 between the Company and Acqua
                         Wellington Private Placement Fund, Ltd.

           99.1          Press Release of the Company dated October 26, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Fleetwood Enterprises, Inc.



Date:  October 26, 2001                By:/s/ Forrest D. Theobald
                                          -----------------------------------
                                          Forrest D. Theobald
                                          Secretary


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                                  EXHIBIT INDEX


                                                                  Sequentially
Exhibit    Description                                            Numbered Page
-------    -----------                                            -------------
  4.1      Purchase Agreement dated as of October 24, 2001
           between the Company and Acqua Wellington Private
           Placement Fund, Ltd.                                          5

  4.2      Registration Rights Agreement dated as of
           October 24, 2001 between the Company and Acqua
           Wellington Private Placement Fund, Ltd.                      19

 99.1      Press Release of the Company dated
           October 26, 2001                                             37



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